Virtus Emerging Markets Small-Cap Fund,

a series of Virtus Opportunities Trust

Supplement dated February 28, 2014 to the Summary and Statutory Prospectuses,

each dated January 28, 2014

Important Notice to Investors

The description of the fund’s market capitalization policy under Principal Investment Strategies in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby corrected to read: “The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $5 billion.”

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020 EMSmallCap CapRange (2/2014)